UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-00134

ALLIANCEBERNSTEIN BALANCED SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  November 30, 2006

Date of reporting period:  May 31, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Balanced Shares


Semi-Annual Report

May 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



July 12, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Balanced Shares (the "Fund") for the semi-annual reporting period ended May 31, 2006.

Investment Objective and Policies

This open-end fund seeks total return consistent with reasonable risks through a combination of income and long-term growth of capital. The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. At least 25% of the Fund's investments will be invested in fixed-income securities. The Fund may invest up to 20% of its assets in high yield securities (securities rated below BBB- by Standard & Poor's Rating Services).

Investment Results

The table on page 5 shows the Fund's performance compared to a composite benchmark (the "Composite"), a 60%/40% blend of the Russell 1000 Value Index and the LB Government/Credit Index, respectively, for the six- and 12-month periods ended May 31, 2006. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Mixed-Asset Target Allocation Growth Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

As stated in the Investment Objective and Policies section, the Fund invests in both equity and fixed-income securities; therefore, its benchmark is a composite consisting of an equity and fixed-income benchmark: 60% Russell 1000 Value Index and 40% Lehman Brothers Government/Credit Index. Overall, the Fund underperformed its composite benchmark for both the six- and 12-month periods ended May 31, 2006. A description of both the equity and fixed-income portions of the Fund's performance follows.

For both the six- and 12-month periods ended May 31, 2006, the Fund's equity portion underperformed the Russell 1000 Value Index. An emphasis on high quality, large-cap stocks and an overweight position in consumer services stocks contributed to the Fund's underperformance on the equity side.

A large overweight position in consumer services stocks also detracted from the Fund's performance during the last six and 12 months. The emphasis on high quality, large-cap stocks with high returns on equity (ROE) and attractive growth expectations has continued to hinder performance, as smaller capitalization and lower-quality stocks continued to be market leaders during the periods under review.

The Fund's fixed-income allocation outperformed the Lehman Brothers Government/Credit Index during both the six- and 12-month periods ended May 31, 2006, resulting in a positive excess return of 29 basis points (bp) and 77bp, respectively.


ALLIANCEBERNSTEIN BALANCED SHARES o 1


The Fund's major exposure decisions have been to underweight duration and maintain a modest underweight to credit, concentrating on security selection for added performance. The most powerful contributor to Fund outperformance on the fixed-income side was a decision to remain underweight duration. The Fund's underweight position was maintained to varying degrees throughout the six-and 12-month periods, with the structure of the underweight concentrated in the 1-5 year duration bucket. This was due to the relative confidence in where monetary policy would take short rates versus where inflation expectation might take long rates. Over the past year, Treasury yields, as measured by the Lehman Brothers Treasury Index, rose 128bp, while over the six-month period, they rose 68bp.

Sector decisions added little net value; however, security selection, particularly corporate security selection, was also a meaningful contributor to excess Fund returns.

Market Review and Investment Strategy

Although the threat of accelerating inflation has been an increasing concern to equity investors, corporate profitability and cash flow continue to be better-than-expected. Economic growth appears to be slowing to a more sustainable pace in response to the Federal Reserve Board's two-year engineered interest rate increases.

After several years of outperformance by smaller-cap stocks, large-cap stocks are depressed relative to their attractive long-term stable earnings growth. The Fund's Balanced Shares Investment Team (the "team") remains confident that the style cycle and cap cycle will ultimately turn, allowing the Fund to capture the sizable opportunity seen in high quality, large-cap stocks. The Fund's equity portfolio is heavily invested in such companies in order to capture this valuation anomaly. The Fund's largest holdings are dominant industry players that have high returns on equity and are exhibiting strong earnings growth.

The past year can be characterized as an expansionary phase in the U.S. economy, with growth broadening and rates of change slowly decelerating. At the same time, global growth has been improving, largely through the improvements of growth in Japan and the European Union. Typical of expansion periods, cyclical inflationary pressures have picked up modestly with higher resource utilization. To control these pressures, monetary policy has been slowly tightening to better balance liquidity supply with demand, the objective being to sustain non-inflationary growth. The modest rise in inflation, combined with tighter monetary conditions, lifted interest rates along the whole term structure, while at the same time causing the yield curve to flatten. As a result, total returns in the Treasury market were -1.54% over the year, and -0.69% in the preceding six months.

In the non-Treasury opportunity set (which includes corporate debt, mortgages, asset backed securities/commercial mortgage backed securities) volatility and return dispersion have remained below the average of the past several years. The expansion to date has


2 o ALLIANCEBERNSTEIN BALANCED SHARES


been characterized by strong profit and cash flow growth, low default rates (corporate and personal) and low interest rate volatility, all of which have helped to keep valuations tight and the volatility of valuations low. Incremental yield across all the non-Treasury sectors, though modest by historical standards, proved a valuable return driver.


ALLIANCEBERNSTEIN BALANCED SHARES o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the Russell 1000 Value Index nor the Lehman Brothers (LB) Government/Credit Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Lehman Brothers (LB) Government/Credit Index represents a combination of two indices: the LB Government Index which is composed of the LB Treasury Index and the LB Agency Index, and the LB Credit Index which includes investment-grade bonds issued by corporations and non-corporate entities. The composite benchmark represents a 60% / 40% blend of the Russell 1000 Value Index and the LB Government/Credit Index, respectively. For the six- and 12-month periods ended May 31, 2006, the Lipper Mixed-Asset Target Allocation Growth Funds Average consisted of 564 and 551 funds, respectively. These funds have generally similar investment objectives to AllianceBernstein Balanced Shares, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund is a "balanced" fund and must invest at least 25% of its total assets in fixed-income securities. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund may invest in high yield bonds (i.e. "junk bonds") which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade presents special risks, including credit risk. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. In order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN BALANCED SHARES


HISTORICAL PERFORMANCE
(continued from previous page)

                                                           Returns
THE FUND VS. ITS BENCHMARK                      -----------------------------
PERIODS ENDED MAY 31, 2006                          6 Months     12 Months
-----------------------------------------------------------------------------
AllianceBernstein Balanced Shares
  Class A                                             1.28%         4.62%
  Class B                                             0.85%         3.84%
  Class C                                             0.90%         3.89%
  Advisor Class*                                      1.35%         4.90%
  Class R*                                            1.06%         4.33%
  Class K*                                            1.23%         4.63%
  Class I*                                            1.41%         5.00%

Composite: 60% Russell 1000 Value Index /
  40% Lehman Brothers Government/
  Credit Index                                        3.73%         7.13%

Russell 1000 Value Index                              6.51%        12.61%

Lehman Brothers Government/Credit Index              -0.44%        -1.10%

Lipper Mixed-Asset Target Allocation
  Growth Funds Average                                3.22%         8.15%


* Please note that these share classes are for investors purchasing shares through institutional pension plans.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BALANCED SHARES o 5


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2006

--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                              4.62%          0.19%
5 Years                             4.42%          3.52%
10 Years                            9.08%          8.60%

Class B Shares
1 Year                              3.84%         -0.05%
5 Years                             3.66%          3.66%
10 Years(a)                         8.42%          8.42%

Class C Shares
1 Year                              3.89%          2.92%
5 Years                             3.67%          3.67%
10 Years                            8.28%          8.28%

Advisor Class Shares+
1 Year                              4.90%          4.90%
5 Years                             4.72%          4.72%
Since Inception*                    9.55%          9.55%

Class R Shares+
1 Year                              4.33%          4.33%
Since Inception*                    7.78%          7.78%

Class K Shares+
1 Year                              4.63%          4.63%
Since Inception*                    3.14%          3.14%

Class I Shares+
1 Year                              5.00%          5.00%
Since Inception*                    3.49%          3.49%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 10/1/96 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN BALANCED SHARES


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2006)

--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                            -0.14%
5 Years                                            3.78%
10 Years                                           8.66%

Class B Shares
1 Year                                            -0.43%
5 Years                                            3.92%
10 Years(a)                                        8.47%

Class C Shares
1 Year                                             2.52%
5 Years                                            3.93%
10 Years                                           8.33%

Advisor Class Shares+
1 Year                                             4.59%
5 Years                                            5.00%
Since Inception*                                   9.45%

Class R Shares+
1 Year                                             4.00%
Since Inception*                                   7.42%

Class K Shares+
1 Year                                             4.23%
Since Inception*                                   2.78%

Class I Shares+
1 Year                                             4.59%
Since Inception*                                   3.10%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 10/1/96 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.


ALLIANCEBERNSTEIN BALANCED SHARES o 7


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                      Beginning                           Ending
                    Account Value                      Account Value                   Expenses Paid
                   December 1, 2005                    May 31, 2006                    During Period*
            ------------------------------   -------------------------------   ---------------------------
               Actual       Hypothetical        Actual       Hypothetical**      Actual       Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A        $1,000          $1,000         $1,012.75         $1,020.09         $4.87          $4.89
Class B        $1,000          $1,000         $1,008.46         $1,016.45         $8.51          $8.55
Class C        $1,000          $1,000         $1,009.03         $1,016.45         $8.51          $8.55
Advisor
  Class        $1,000          $1,000         $1,013.54         $1,021.54         $3.41          $3.43
Class R        $1,000          $1,000         $1,010.62         $1,018.70         $6.27          $6.29
Class K        $1,000          $1,000         $1,012.28         $1,020.19         $4.77          $4.78
Class I        $1,000          $1,000         $1,014.08         $1,021.79         $3.16          $3.18

* Expenses are equal to the classes' annualized expense ratios of 0.97%, 1.70%, 1.70%, 0.68%, 1.25%, 0.95% and 0.63%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


8 o ALLIANCEBERNSTEIN BALANCED SHARES


PORTFOLIO SUMMARY
May 31, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $1,700.3


SECURITY BREAKDOWN*
[ ]  73.4%   Common Stock                                [PIE CHART OMITTED]
[ ]  13.1%   U.S Government & Government
             Sponsored Agency Obligations
[ ]   7.5%   Corporate Debt Obligations
[ ]   4.4%   Collateralized Mortgage Obligations
[ ]   0.5%   Sovereign Debt
[ ]   0.2%   Preferred Stock
[ ]   0.1%   Municipal Obligation

[ ]   0.8%   Short-Term


TEN LARGEST HOLDINGS
May 31, 2006

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
-------------------------------------------------------------------------------
U.S. Treasury Notes                             $ 157,187,061           9.3%
Citigroup, Inc.                                    63,448,804           3.7
American International Group, Inc.                 55,157,760           3.2
J.P. Morgan Chase & Co.
  (Common Stocks and Bonds)                        55,119,672           3.2
U.S. Treasury Bonds                                51,938,779           3.1
Federal National Mortgage Association
  (Common Stocks and Bonds)                        51,359,127           3.0
The Home Depot, Inc.                               43,433,928           2.6
International Business Machines Corp.              39,422,660           2.3
Bank of America Corp.                              39,279,020           2.3
Time Warner, Inc.
  (Common Stocks and Bonds)                        39,008,186           2.3
-------------------------------------------------------------------------------
                                                $ 595,354,997          35.0%


* All data are as of May 31, 2006. The Fund's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


ALLIANCEBERNSTEIN BALANCED SHARES o 9


PORTFOLIO OF INVESTMENTS
May 31, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-73.4%

Finance-19.9%
Banking - Money Center-4.2%
J.P. Morgan Chase & Co.*                            1,268,268    $   54,078,947
Wachovia Corp.                                        306,400        16,392,400
                                                                 --------------
                                                                     70,471,347
Banking - Regional-2.7%
Bank of America Corp.                                 811,550        39,279,020
Northern Trust Corp.*                                 127,400         7,124,208
                                                                 --------------
                                                                     46,403,228
Brokerage & Money Management-1.9%
Merrill Lynch & Co., Inc.*                            209,400        15,162,654
The Goldman Sachs Group, Inc.*                        112,500        16,981,875
                                                                 --------------
                                                                     32,144,529
Insurance-5.1%
ACE, Ltd.*                                            368,700        19,087,599
American International Group, Inc.*                   907,200        55,157,760
Axis Capital Holdings, Ltd.                           494,400        12,953,280
                                                                 --------------
                                                                     87,198,639
Mortgage Banking-2.3%
Federal National Mortgage Association                 766,600        38,138,350

Miscellaneous-3.7%
Citigroup, Inc.                                     1,286,994        63,448,804
                                                                 --------------
                                                                    337,804,897
Consumer Services-11.7%
Broadcasting & Cable-6.8%
CBS Corp.*                                            203,350         5,268,799
Comcast Corp. Cl.A(a)*                                421,806        13,552,627
Comcast Corp. Cl.A Special(a)*                        185,000         5,920,000
News Corp. Cl.A                                     1,659,300        31,642,851
Time Warner, Inc.*                                  2,266,600        39,008,186
Viacom, Inc. Cl.B(a) *                                486,450        18,363,487
Westwood One, Inc.                                    250,000         2,005,000
                                                                 --------------
                                                                    115,760,950
Restaurants & Lodging-1.8%
Hilton Hotels Corp.*                                  485,900        13,342,814
McDonald's Corp.*                                     524,800        17,407,616
                                                                 --------------
                                                                     30,750,430
Retail - General Merchandise-3.1%
Lowe's Cos., Inc.                                      98,700         6,147,036
The Gap, Inc.                                         139,200         2,533,440
The Home Depot, Inc.*                               1,139,400        43,433,928
                                                                 --------------
                                                                     52,114,404
                                                                 --------------
                                                                    198,625,784


10 o ALLIANCEBERNSTEIN BALANCED SHARES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Technology-9.1%
Communication Equipment-1.1%
Cisco Systems, Inc.(a)                                307,500    $    6,051,600
Juniper Networks, Inc.(a)*                            223,100         3,553,983
Motorola, Inc.                                        430,300         9,075,027
                                                                 --------------
                                                                     18,680,610
Computer Hardware/Storage-3.7%
EMC Corp.(a)*                                       1,486,400        19,025,920
International Business Machines Corp.*                493,400        39,422,660
Sun Microsystems, Inc.(a)*                          1,069,600         4,984,336
                                                                 --------------
                                                                     63,432,916
Computer Services-0.4%
Fiserv, Inc.(a)                                       149,600         6,455,240

Computer Software-2.9%
BEA Systems, Inc.(a)                                  225,000         3,051,000
Microsoft Corp.                                     1,657,000        37,531,050
Oracle Corp.(a)                                       559,100         7,950,402
                                                                 --------------
                                                                     48,532,452
Semiconductor Capital Equipment-0.7%
Applied Materials, Inc.                               380,100         6,427,491
KLA-Tencor Corp.*                                     131,800         5,409,072
                                                                 --------------
                                                                     11,836,563
Semiconductor Components-0.3%
Advanced Micro Devices, Inc.(a)*                      198,600         6,134,754
                                                                 --------------
                                                                    155,072,535
Energy-6.9%
Domestic Producers-1.3%
Noble Energy, Inc.                                    502,000        21,816,920

International-3.4%
Chevron Corp.*                                        320,200        19,144,758
Exxon Mobil Corp.*                                    627,200        38,202,752
                                                                 --------------
                                                                     57,347,510
Oil Service-1.6%
Baker Hughes, Inc.*                                    92,400         7,974,120
BJ Services Co.                                        54,600         2,001,090
GlobalSantaFe Corp.*                                   49,700         2,988,461
Nabors Industries, Ltd.(a)*                           426,200        15,304,842
                                                                 --------------
                                                                     28,268,513
Miscellaneous-0.6%
ConocoPhillips                                        159,100        10,069,439
                                                                 --------------
                                                                    117,502,382


ALLIANCEBERNSTEIN BALANCED SHARES o 11


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Capital Goods-5.8%
Electrical Equipment-1.2%
Emerson Electric Co.                                  255,400    $   21,075,608

Miscellaneous-4.6%
General Electric Co.                                1,077,400        36,911,724
Illinois Tool Works, Inc.                             156,200         7,755,330
United Technologies Corp.                             521,900        32,629,188
                                                                 --------------
                                                                     77,296,242
                                                                 --------------
                                                                     98,371,850
Consumer Staples-5.7%
Household Products-2.0%
Colgate-Palmolive Co.                                 247,800        14,952,252
The Procter & Gamble Co.*                             348,300        18,895,275
                                                                 --------------
                                                                     33,847,527
Tobacco-1.9%
Altria Group, Inc.*                                   353,200        25,554,020
Loews Corp.-Carolina Group                            157,700         7,323,588
                                                                 --------------
                                                                     32,877,608
Miscellaneous-1.8%
Fortune Brands, Inc.*                                 406,700        30,095,800
                                                                 --------------
                                                                     96,820,935
Health Care-5.5%
Drugs-2.9%
Eli Lilly & Co.                                       287,600        14,851,664
Forest Laboratories, Inc.(a)                          112,900         4,231,492
Merck & Co., Inc.                                     231,500         7,706,635
Pfizer, Inc.                                          946,900        22,403,654
                                                                 --------------
                                                                     49,193,445
Medical Services-2.6%
Health Management Associates, Inc., Cl.A*             275,000         5,733,750
UnitedHealth Group, Inc.                              117,100         5,147,716
WellPoint, Inc.(a)                                    471,400        33,742,812
                                                                 --------------
                                                                     44,624,278
                                                                 --------------
                                                                     93,817,723
Utilities-4.0%
Electric & Gas Utility-0.6%
FirstEnergy Corp.                                     213,600        11,196,912

Telephone Utility-3.4%
AT&T, Inc.*                                           971,900        25,327,714
BellSouth Corp.                                       470,000        15,871,900
Verizon Communications, Inc.                          518,000        16,166,780
                                                                 --------------
                                                                     57,366,394
                                                                 --------------
                                                                     68,563,306


12 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Transportation-2.4%
Air Freight-2.0%
United Parcel Service, Inc. Cl.B                      422,900    $   34,064,595

Railroad-0.4%
Union Pacific Corp.                                    70,800         6,570,240
                                                                 --------------
                                                                     40,634,835
Basic Industry-2.3%
Chemicals-2.0%
Air Products & Chemicals, Inc.*                       535,000        34,694,750

Mining & Metals-0.3%
Alcoa, Inc.*                                          150,000         4,758,000
                                                                 --------------
                                                                     39,452,750
Consumer Manufacturing-0.1%
Building & Related-0.1%
Pulte Homes, Inc.*                                     64,400         2,091,068

Total Common Stocks
  (cost $1,087,841,381)                                           1,248,758,065

DEBT OBLIGATIONS-25.5%
U.S. Government & Government Sponsored
  Agency Obligations-13.1%
Federal National Mortgage Association
  5.00%, 4/15/15*                                    $  1,050         1,020,725
  6.625%, 10/15/07*                                    12,000        12,200,052
U.S. Treasury Bonds
  5.375%, 2/15/31*                                     33,082        33,459,333
  8.125%, 8/15/19*                                      3,815         4,826,570
  9.875%, 11/15/15*                                     1,000         1,349,883
  11.25%, 2/15/15*                                      8,628        12,302,993
U.S. Treasury Notes
  1.625%, 1/15/15*                                      2,516         2,360,699
  2.75%, 6/30/06*                                      61,900        61,800,836
  3.00%, 11/15/07-2/15/09*                             18,385        17,799,344
  3.125%, 4/15/09*                                      3,975         3,775,475
  3.25%, 8/15/08*                                      10,000         9,631,250
  3.625%, 5/15/13*                                     13,975        12,794,224
  3.875%, 5/15/10                                         400           383,656
  4.00%, 4/15/10-11/15/12*                              3,400         3,210,186
  4.125%, 5/15/15*                                        681           632,612
  4.25%, 8/15/13-8/15/15*                              12,991        12,319,849
  5.00%, 2/15/11                                        1,035         1,034,839
  5.625%, 5/15/08*                                      4,145         4,189,849
  6.00%, 8/15/09*                                       3,480         3,578,689
  6.125%, 8/15/07*                                     23,395        23,675,553

Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $225,794,823)                                               222,346,617


ALLIANCEBERNSTEIN BALANCED SHARES o 13


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Corporate Debt Obligations-7.5%
Aerospace & Defense-0.1%
Raytheon Co.
  4.85%, 1/15/11*                                    $  1,200    $    1,159,778

Automotive-0.4%
Daimlerchrysler North America
  4.875%, 6/15/10                                       2,450         2,352,617
Ford Motor Credit Co.
  4.95%, 1/15/08                                        4,750         4,452,565
                                                                 --------------
                                                                      6,805,182
Banking-1.8%
Barclays Bank Plc
  8.55%, 6/15/11(b)                                     1,000         1,115,566
BB&T Corp.
  6.50%, 8/01/11                                        1,000         1,037,445
Capital One Bank
  6.50%, 6/13/13                                        1,600         1,644,345
Dresdner Funding Trust I
  8.151%, 6/30/31(b)*                                   2,625         2,967,814
Fuji JGB Investment
  9.87%, 6/30/08(b)                                     2,000         2,151,192
HBOS Plc
  5.375%, 11/01/13(b)                                   2,100         1,997,776
HSBC Bank USA
  5.875%, 11/01/34                                      2,500         2,316,727
ING Capital Funding Trust III
  8.439%, 12/31/10                                      1,000         1,099,415
JPMorgan Chase & Co.
  7.00%, 11/15/09                                       1,000         1,040,725
Northern Rock Plc
  5.60%, 4/30/49(b)                                     2,975         2,853,183
Royal Bank of Scotland Group Plc
  7.648%, 8/31/49                                       1,000         1,118,482
Sanwa Bank, Ltd.
  7.40%, 6/15/11                                        1,600         1,705,040
SB Treasury Co., Llc
  9.40%, 6/30/08(b)                                     2,008         2,141,689
Sovereign Bancorp, Inc.
  4.80%, 9/01/10(b)                                     1,000           959,836
Sumitomo Mitsui Banking Corp.
  5.625%, 10/15/15(b)                                     550           523,862
The Chuo Mitsui Trust & Banking Co., Ltd.
  5.506%, 4/15/15(b)                                    1,745         1,633,463
UBS Preferred Funding Trust II
  7.247%, 6/26/11                                       1,000         1,055,221
UFJ Finance Aruba AEC
  6.75%, 7/15/13                                          800           835,313


14 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Unicredito Italiano Capital Trust
  9.20%, 10/05/10(b)                                 $  1,320    $    1,483,069
Wachovia Capital Trust III
  5.80%, 8/29/49                                          670           651,137
                                                                 --------------
                                                                     30,331,300
Broadcasting/Media-0.4%
News America Holdings
  9.25%, 2/01/13                                          500           578,105
News America, Inc.
  5.30%, 12/15/14*                                      1,500         1,425,988
Time Warner Entertainment Co.
  8.375%, 3/15/23                                       2,000         2,234,556
Time Warner, Inc.
  6.875%, 5/01/12                                       1,525         1,579,324
WPP Finance Corp.
  5.875%, 6/15/14                                       1,000           969,850
                                                                 --------------
                                                                      6,787,823
Building/Real Estate-0.2%
CRH America, Inc.
  6.95%, 3/15/12                                          750           782,193
EOP Operating LP
  5.875%, 1/15/13                                         225           221,906
  7.875%, 7/15/31                                       1,000         1,097,618
Regency Centers LP
  5.25%, 8/01/15                                        1,800         1,685,909
                                                                 --------------
                                                                      3,787,626
Cable-0.1%
British Sky Broadcasting Group Plc
  5.625%, 10/15/15(b)                                     680           649,930
  8.20%, 7/15/09                                          350           373,463
Comcast Corp.
  7.05%, 3/15/33                                          500           502,267
Continental Cablevision, Inc.
  9.00%, 9/01/08                                          500           533,498
                                                                 --------------
                                                                      2,059,158
Chemicals-0.1%
Eastman Chemical Co.
  7.25%, 1/15/24                                          800           810,259
Lubrizol Corp.
  5.50%, 10/01/14                                       1,450         1,371,127
                                                                 --------------
                                                                      2,181,386
Communications-0.3%
AT&T Corp.
  9.05%, 11/15/11                                       1,255         1,341,033
Qwest Corp.
  7.875%, 9/01/11                                         940           967,025


ALLIANCEBERNSTEIN BALANCED SHARES o 15


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Sprint Capital Corp.
  6.875%, 11/15/28                                   $  2,000    $    2,016,798
TPSA Finance BV
  7.75%, 12/10/08                                         200           209,060
                                                                 --------------
                                                                      4,533,916
Communications - Fixed-0.0%
GTE Northwest, Inc.
  5.55%, 10/15/08                                         800           792,463

Communications - Mobile-0.3%
AT&T Wireless Services, Inc.
  8.75%, 3/01/31                                        1,250         1,534,271
Mobile Telesystems Finance Series
  9.75%, 1/30/08(b)                                     1,000         1,043,200
Nextel Communications, Inc.
  5.95%, 3/15/14                                        1,335         1,297,294
Telus Corp.
  7.50%, 6/01/07                                          400           407,067
  8.00%, 6/01/11                                          600           655,605
                                                                 --------------
                                                                      4,937,437
Conglomerate/Miscellaneous-0.0%
Hutchinson Whampoa International, Ltd.
  7.45%, 11/24/33(b)                                      500           528,472

Containers-0.1%
Packaging Corp. of America
  4.375%, 8/01/08                                       1,800         1,750,603

Electric & Gas Utility-0.1%
FirstEnergy Corp.
  7.375%, 11/15/31                                      2,000         2,145,510

Energy-0.3%
Devon Financing Corp.
  7.875%, 9/30/31                                         700           813,808
Enterprise Products Operating L.P. Series B
  5.60%, 10/15/14                                       1,850         1,746,004
Petronas Capital, Ltd.
  7.00%, 5/22/12(b)                                       850           897,632
Valero Energy Corp.
  4.75%, 6/15/13                                        1,000           928,929
XTO Energy, Inc.
  7.50%, 4/15/12                                        1,400         1,508,238
                                                                 --------------
                                                                      5,894,611
Financial-1.0%
CIT Group, Inc.
  7.375%, 4/02/07                                       2,000         2,031,678
Countrywide Funding Corp.
  4.25%, 12/19/07                                       1,500         1,471,334


16 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
General Electric Capital Corp.
  5.00%, 6/15/07                                     $  1,500    $    1,494,307
  5.875%, 2/15/12                                       2,250         2,274,480
Goldman Sachs Group, Inc.
  6.65%, 5/15/09                                          800           823,994
Household Finance Corp.
  5.75%, 1/30/07                                          800           802,010
iStar Financial, Inc.
  5.70%, 3/01/14                                          900           868,554
  6.00%, 12/15/10                                         800           799,472
Lehman Brothers Holdings, Inc.
  7.875%, 8/15/10                                         850           919,966
Merrill Lynch & Co., Inc.
  6.00%, 2/17/09                                        2,000         2,022,084
Rabobank Capital Funding II
  5.26%, 12/31/13(b)                                    1,100         1,045,656
Resona Preferred Global Securities
  7.191%, 7/30/15(b)                                    1,145         1,161,777
ZFS Finance USA Trust I
  6.15%, 12/15/65(b)*                                   1,000           961,047
                                                                 --------------
                                                                     16,676,359
Food/Beverage-0.2%
Imperial Tobacco Overseas BV
  7.125%, 4/01/09                                       1,000         1,032,538
Kellogg Co.
  6.60%, 4/01/11                                          700           726,761
Kraft Foods, Inc.
  5.25%, 10/01/13                                       1,200         1,151,752
                                                                 --------------
                                                                      2,911,051
Health Care-0.2%
UnitedHealth Group, Inc.
  5.25%, 3/15/11                                          900           879,489
WellPoint, Inc.
  5.25%, 1/15/16                                          600           565,358
Wyeth
  6.50%, 2/01/34                                        2,250         2,261,281
                                                                 --------------
                                                                      3,706,128
Industrial-0.2%
Inco, Ltd.
  7.75%, 5/15/12                                          800           859,634
Tyco International Group SA
  6.00%, 11/15/13                                       1,005           994,971
Waste Management, Inc.
  6.375%, 11/15/12*                                       675           690,001
                                                                 --------------
                                                                      2,544,606


ALLIANCEBERNSTEIN BALANCED SHARES o 17


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Insurance-0.3%
Liberty Mutual Group
  5.75%, 3/15/14(b)                                  $  1,600    $    1,513,315
North Front PassThru Trust
  5.81%, 12/15/24(b)                                    2,213         2,106,537
Zurich Capital Trust I
  8.376%, 6/01/37(b)                                      950         1,010,514
                                                                 --------------
                                                                      4,630,366
Metals / Mining-0.0%
Ispat Inland Ulc
  9.75%, 4/01/14                                          500           559,375

Non-Air Transportation-0.1%
CSX Corp.
  5.50%, 8/01/13                                          400           391,948
  6.75%, 3/15/11                                        1,400         1,458,197
                                                                 --------------
                                                                      1,850,145
Petroleum Products-0.1%
Amerada Hess Corp.
  7.30%, 8/15/31*                                       1,650         1,758,961

Public Utilities - Electric & Gas-0.7%
American Electric Power Co., Inc.
  5.375%, 3/15/10                                       1,200         1,185,520
CenterPoint Energy Resources Corp.
  Series B
  7.875%, 4/01/13                                       2,300         2,526,782
Consumers Energy Co.
  5.375%, 4/15/13                                       1,700         1,634,819
NiSource Finance Corp.
  7.875%, 11/15/10                                      1,000         1,074,346
Progress Energy, Inc.
  5.85%, 10/30/08                                       1,700         1,707,924
Texas Eastern Transmission Corp.
  7.30%, 12/01/10                                       1,700         1,800,876
TXU Australia Holdings Pty, Ltd.
  6.15%, 11/15/13(b)                                    1,200         1,209,553
Xcel Energy, Inc.
  7.00%, 12/01/10                                         775           810,293
Yorkshire Power Finance Ltd.
  Series B
  6.496%, 2/25/08                                         750           757,706
                                                                 --------------
                                                                     12,707,819
Publishing-0.1%
R.H. Donnelley Corp.
  8.875%, 1/15/16(b)                                    1,100         1,105,500


18 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Supermarket / Drug-0.3%
Safeway, Inc.
  4.95%, 8/16/10*                                    $  2,000    $    1,927,480
  5.80%, 8/15/12                                        1,240         1,220,465
The Kroger Co.
  6.80%, 4/01/11                                        1,500         1,551,336
                                                                 --------------
                                                                      4,699,281
Technology-0.1%
Cisco Systems, Inc.
  5.25%, 2/22/11                                          760           748,428
Motorola, Inc.
  7.625%, 11/15/10                                        302           326,099
                                                                 --------------
                                                                      1,074,527
Total Corporate Debt Obligations
  (cost $131,384,738)                                               127,919,383

Collateralized Mortgage Obligations-4.3%
Banc America Commercial Mortgage, Inc.
  Series 2001-PB1, Class A2
  5.787%, 5/11/35                                      10,190        10,248,695
  Series 2005-1, Class A3
  4.877%, 11/10/42                                     10,450        10,202,753
Bear Stearns Commercial Mortgage Securities
  Series 2005-PWR9 Class A4A
  4.871%, 9/11/42                                       8,000         7,449,760
  Series 2005-PW10 Class A4
  5.405%, 12/11/40                                     10,000         9,679,300
Greenwich Capital Commercial Funding Corp.
  Series 2005-GG3 Class A4
  4.799%, 8/10/42                                      10,100         9,408,655
  Series 2003-C2 Class A3
  4.533%, 1/05/36                                       5,000         4,772,900
GS Mortgage Securities Corp. II
  Series 2004-GG2, Class A6
  5.396%, 8/10/38                                       2,400         2,336,112
JP Morgan Chase Commercial Mortgage
  Securities Corp.
  Series 2005-LDP3, Class A2
  4.851%, 8/15/42                                       8,500         8,258,515
LB-UBS Commercial Mortgage Trust
  Series 2006-C1 Class A4
  5.156%, 2/15/31                                       5,000         4,753,050
  Series 2004-C7, Class A2
  3.992%, 10/15/29                                      1,095         1,042,440
Merrill Lynch Mortgage Trust
  Series 2004-KEY2 Class A4
  4.864%, 8/12/39                                       1,600         1,499,728


ALLIANCEBERNSTEIN BALANCED SHARES o 19


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Morgan Stanley Capital I
  Series 2004-T13 Class A2
  3.94%, 9/13/45                                     $  4,685    $    4,426,575

Total Collateralized Mortgage Obligations
  (cost $76,887,945)                                                 74,078,483

U.S. Dollar Sovereign Debt-0.5%
Korea Development Bank
  5.75%, 9/10/13                                          800           792,624
Republic of South Africa
  7.375%, 4/25/12                                       3,000         3,191,250
United Mexican States
  6.375%, 1/16/13                                       4,000         4,000,000

Total U.S. Dollar Sovereign Debt
  (cost $7,805,281)                                                   7,983,874

Municipal Obligation-0.1%
Dallas-Fort Worth International
  7.07%, 11/01/24
  (cost $2,044,598)                                     2,000         2,094,200

Total Debt Obligations
  (cost $443,917,385)                                               434,422,557

Preferred Stocks-0.3%
Banking-0.1%
Royal Bank of Scotland Group Plc                       50,000         1,094,500

Communications-0.1%
Centaur Funding Corp.
  9.08%, 4/21/20(b)                                     1,200         1,402,125

Public Utilities - Electric & Gas-0.1%
DTE Energy Trust I                                     60,000         1,515,000

Total Preferred Stocks
  (cost $4,197,090)                                                   4,011,625

SHORT-TERM INVESTMENT-0.8%
Time Deposit-0.8%
State Street Euro Dollar
  4.35%, 6/01/06
  (cost $12,895,000)                               $   12,895        12,895,000

Total Investment Before Security Lending
  Collateral-100.0%
  (cost $1,548,850,856)                                           1,700,087,247


20 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-26.7%
Short-Term Investments
Concord
  5.04%, 6/21/06                                    $  25,000    $   24,930,278
Deutsche Bank
  5.07%, 6/01/06                                       50,000        50,000,000
FPL Capital
  5.04%, 6/05/06                                       29,435        29,418,582
Giro
  5.06%, 6/22/06                                       12,301        12,264,835
Goldman Sachs
  5.10%, 6/01/06                                       50,000        50,099,167
Gotham Funding
  5.05%, 6/19/06                                       25,000        24,937,125
Lexington
  5.03%, 6/7/06                                        25,000        24,979,083
Morgan Stanley
  5.07%-5.08%, 6/01/06                                120,000       120,394,782
Rabobank
  5.07%, 6/01/06                                       20,000        20,000,000
Sigma Funding
  5.14%, 6/22/06                                       20,000        20,037,122
Variable Funding
  5.04%, 6/14/06                                       25,000        24,954,681
Verizon Capital
  5.03%, 6/26/06                                       20,000        19,930,139
West LB
  5.05%, 6/12/06                                       25,000        24,961,576
                                                                 --------------
                                                                    446,907,370

UBS Private Money Market Fund, LLC, 4.90%           6,968,591         6,968,591

Total Investment of Cash Collateral for
  Securities Loaned
  (cost $453,875,961)                                               453,875,961

Total Investments-126.7%
  (cost $2,002,726,817)                                           2,153,963,208
Other assets less liabilities-(26.7)%                              (453,672,196)

Net Assets-100%                                                  $1,700,291,012


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)  Non-income producing security.

(b) Security is exempt from registration under rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the market value of these securities amounted to $32,462,708 or 1.9% of net assets.

See notes to financial statements.


ALLIANCEBERNSTEIN BALANCED SHARES o 21


STATEMENT OF ASSETS & LIABILITIES
May 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $2,002,726,817--
  including investment of cash collateral for securities
  loaned of $453,875,961)                                    $ 2,153,963,208(a)
Cash                                                                     180
Dividends and interest receivable                                  7,918,859
Receivable for capital stock sold                                  3,147,740
Total assets                                                   2,165,029,987

Liabilities
Payable for collateral received on securities loaned             453,875,961
Payable for capital stock redeemed                                 7,318,796
Distribution fee payable                                             815,768
Advisory fee payable                                                 641,400
Payable for investment securities purchased                          603,712
Transfer Agent fee payable                                           205,307
Administrative fee payable                                            22,571
Accrued expenses and other liabilities                             1,255,460
Total liabilities                                                464,738,975
Net Assets                                                   $ 1,700,291,012

Composition of Net Assets
Capital stock, at par                                        $     1,038,102
Additional paid-in capital                                     1,509,726,153
Undistributed net investment income                                4,176,345
Accumulated net realized gain on investment transactions          34,126,575
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                    151,223,837
                                                             $ 1,700,291,012

Net Asset Value Per Share - 21 billion shares of capital stock authorized, $.001 par value

                                        Shares           Net Asset
Class              Net Assets        Outstanding           Value
----------------------------------------------------------------------
A                $ 908,775,691        54,330,320          $16.73*
B                $ 503,078,420        31,737,437          $15.85
C                $ 169,044,034        10,619,445          $15.92
Advisor          $ 112,053,500         6,683,792          $16.76
R                $   2,332,119           139,649          $16.70
K                $      72,175             4,317          $16.72
I                $   4,935,073           295,221          $16.72


* The maximum offering price per share for Class A shares was $17.47 which reflects a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $439,674,415 (see Note E).

See notes to financial statements.


22 o ALLIANCEBERNSTEIN BALANCED SHARES


STATEMENT OF OPERATIONS
Six Months Ended May 31, 2006 (unaudited)


Investment Income
Dividends                                        $  13,093,333
Interest                                            11,785,950    $  24,879,283

Expenses
Advisory fee                                         3,856,067
Distribution fee--Class A                            1,351,334
Distribution fee--Class B                            2,727,203
Distribution fee--Class C                              893,177
Distribution fee--Class R                                4,769
Distribution fee--Class K                                  230
Transfer agency--Class A                               829,124
Transfer agency--Class B                               543,661
Transfer agency--Class C                               172,250
Transfer agency--Advisor Class                         103,159
Transfer agency--Class R                                 2,564
Transfer agency--Class K                                   197
Transfer agency--Class I                                 2,935
Custodian                                              201,710
Registration                                            96,772
Legal                                                   67,156
Administrative                                          44,596
Audit                                                   27,968
Printing                                                25,114
Directors' fees                                         15,868
Miscellaneous                                           42,073
Total expenses                                      11,007,927
Less: expense offset arrangement
  (see Note B)                                        (125,881)
Net expenses                                                         10,882,046
Net investment income                                                13,997,237

Realized and Unrealized Gain (Loss)
on Investment and Foreign
Currency Transactions
Net realized gain on investment
  transactions                                                       38,431,366
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       (31,563,771)
  Foreign currency denominated assets
    and liabilities                                                       3,817
Net gain on investment and foreign
  currency transactions                                               6,871,412

Net Increase in Net Assets
  from Operations                                                 $  20,868,649


See notes to financial statements.


ALLIANCEBERNSTEIN BALANCED SHARES o 23


STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months Ended    Year Ended
                                                  May 31, 2006     November 30,
                                                  (unaudited)         2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $   13,997,237   $   23,417,803
Net realized gain on
  investment transactions                           38,431,366      153,206,851
Net change in unrealized
  appreciation/depreciation of
  investments and foreign
  currency denominated assets
  and liabilities                                  (31,559,954)     (70,507,251)
Net increase in net assets
  from operations                                   20,868,649      106,117,403

Dividends and Distributions to
Shareholders from:
Net investment income
  Class A                                           (8,316,703)     (14,865,937)
  Class B                                           (3,171,984)      (6,743,336)
  Class C                                           (1,026,160)      (2,015,582)
  Advisor Class                                     (1,193,181)      (2,367,824)
  Class R                                              (13,256)         (13,689)
  Class K                                                 (319)            (115)
  Class I                                              (44,909)          (7,667)
Net realized gain on investment
  transactions
  Class A                                          (50,002,086)              -0-
  Class B                                          (31,812,134)              -0-
  Class C                                          (10,145,650)              -0-
  Advisor Class                                     (6,176,460)              -0-
  Class R                                              (74,993)              -0-
  Class K                                                 (547)              -0-
  Class I                                             (221,466)              -0-

Capital Stock Transactions
Net increase (decrease)                            (18,155,684)      63,648,673
Total increase (decrease)                         (109,486,883)     143,751,926

Net Assets
Beginning of period                              1,809,777,895    1,666,025,969
End of period (including undistributed
  net investment income of $4,176,345
  and $3,945,620, respectively)                 $1,700,291,012   $1,809,777,895


See notes to financial statements.


24 o ALLIANCEBERNSTEIN BALANCED SHARES


NOTES TO FINANCIAL STATEMENTS
May 31, 2006 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Balanced Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ")


ALLIANCEBERNSTEIN BALANCED SHARES o 25


are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


26 o ALLIANCEBERNSTEIN BALANCED SHARES


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expense which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


ALLIANCEBERNSTEIN BALANCED SHARES o 27


NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .625% of the first $200 million, .50% of the next $200 million and .45% in excess of $400 million of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $44,596 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2006.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $551,840 for the six months ended May 31, 2006.

For the six months ended May 31, 2006, the Fund's expenses were reduced by $125,881 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc., (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $24,697 from the sale of Class A shares and received $14,646, $297,851 and $7,934, respectively, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2006.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2006 amounted to $538,970, of which $75,164 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

Accrued expenses includes $8,847 owed to a Director under the Director's deferred compensation plan.


28 o ALLIANCEBERNSTEIN BALANCED SHARES


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to the Class A shares, 1% of the Fund's average daily net assets attributable to the Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,555,070, $2,583,188, $33,027 and $0, for Class B and Class C shares, Class R and Class K shares respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A and Class R shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2006, were as follows:

                                                   Purchases          Sales
                                                --------------   --------------
Investment securities (excluding
  U.S Government securities)                    $  279,512,729   $  332,948,630
U.S Government securities                           71,252,846       36,149,830

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                    $  201,577,079
Gross unrealized depreciation                                       (50,340,688)
Net unrealized appreciation                                      $  151,236,391


ALLIANCEBERNSTEIN BALANCED SHARES o 29


1. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from


30 o ALLIANCEBERNSTEIN BALANCED SHARES


options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value. For the six months ended May 31, 2006 the Fund had no transactions in written options.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of May 31, 2006, the Fund had loaned securities with a value of $439,674,415 and received cash collateral which was invested in short-term securities valued at $453,875,961 as included in the accompanying portfolio of investments. For the six months ended May 31, 2006, the Fund earned fee income of $223,598 which is included in interest income in the accompanying statement of operations.


ALLIANCEBERNSTEIN BALANCED SHARES o 31


NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months       Year        Six Months         Year
                         Ended         Ended          Ended           Ended
                     May 31, 2006   November 30,  May 31, 2006     November 30,
                      (unaudited)       2005      (unaudited)         2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            5,965,677    17,463,904   $ 101,530,591   $ 300,064,143
Shares issued in
  reinvestment of
  dividends and
  distributions        3,254,229       803,946      54,625,263      13,752,794
Shares converted
  from Class B           581,833       920,998       9,816,499      15,853,043
Shares redeemed       (8,609,104)  (12,976,574)   (146,012,957)   (222,887,076)
Net increase           1,192,635     6,212,274   $  19,959,396   $ 106,782,904

Class B
Shares sold            1,393,568     5,179,394   $  22,482,108   $  84,451,744
Shares issued in
  reinvestment of
  dividends and
  distributions        1,866,429       349,087      29,730,981       5,685,944
Shares converted
  to Class A            (613,643)     (967,585)     (9,816,499)    (15,853,043)
Shares redeemed       (5,037,055)   (7,371,203)    (81,221,465)   (120,475,015)
Net decrease          (2,390,701)   (2,810,307)  $ (38,824,875)  $ (46,190,370)

Class C
Shares sold              735,815     2,115,105   $  11,913,037   $  34,634,040
Shares issued in
  reinvestment of
  dividends and
  distributions          508,840        89,626       8,141,248       1,465,461
Shares redeemed       (1,441,371)   (2,226,881)    (23,332,632)    (36,513,508)
Net decrease            (196,716)      (22,150)  $  (3,278,347)  $    (414,007)

Advisor Class
Shares sold              516,213     1,274,566   $   8,800,653   $  21,860,052
Shares issued in
  reinvestment of
  dividends and
  distributions          405,590       131,516       6,821,272       2,252,530
Shares redeemed         (806,916)   (1,491,939)    (13,699,642)    (25,700,439)
Net increase
  (decrease)             114,887       (85,857)  $   1,922,283   $  (1,587,857)


32 o ALLIANCEBERNSTEIN BALANCED SHARES


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months       Year         Six Months         Year
                        Ended         Ended           Ended           Ended
                    May 31, 2006   November 30,   May 31, 2006     November 30,
                     (unaudited)       2005        (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class R
Shares sold               75,713       122,380   $   1,273,696   $   2,105,975
Shares issued in
  reinvestment of
  dividends and
  distributions            2,307           243          38,726           4,151
Shares redeemed          (17,641)      (65,414)       (300,009)     (1,127,587)
Net increase              60,379        57,209   $   1,012,413   $     982,539


                      Six Month      March 1,       Six Months      March 1,
                        Ended       2005(a) to        Ended        2005(a) to
                    May 31, 2006   November 30,   May 31, 2006     November 30,
                     (unaudited)       2005        (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class K
Shares sold              225,591           582   $   3,810,865   $      10,100
Shares issued in
  reinvestment of
  dividends and
  distributions               14            -0-            231              -0-
Shares redeemed         (221,870)           -0-     (3,775,963)             -0-
Net increase               3,735           582   $      35,133   $      10,100

Class I
Shares sold               57,589       254,160   $     968,899   $   4,405,677
Shares issued in
  reinvestment of
  dividends and
  distributions           15,849           438         265,770           7,528
Shares redeemed          (12,798)      (20,017)       (216,356)       (347,841)
Net increase              60,640       234,581   $   1,018,313   $   4,065,364


(a)  Commencement of distribtution.


NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk-- Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.


ALLIANCEBERNSTEIN BALANCED SHARES o 33


Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2006.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal periods ended November 30, 2005 and November 30, 2004 were as follows:

                                              November 30,     November 30,
                                                 2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $   26,014,150   $   18,337,886
Total taxable distributions                     26,014,150       18,337,886
Total distributions paid                    $   26,014,150   $   18,337,886


34 o ALLIANCEBERNSTEIN BALANCED SHARES


As of November 30, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital losses and other losses                  $   97,173,658(a)
Undistributed ordinary income                                     5,878,157
Unrealized appreciation/(depreciation)                          177,819,348(b)
Total accumulated earnings/(deficit)                         $  280,871,163(c)

(a) During the fiscal year, the Fund utilized capital loss carryforwards of $55,423,079.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed primarily to the tax deferral of losses on wash sales and the difference between book tax amortization methods for bond premium and return of capital from an underlying investment.

(c) The difference between book-basis and tax-basis components of accumulated earnings/deficit is attributable primarily to deferred compensation.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and


ALLIANCEBERNSTEIN BALANCED SHARES o 35


(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited


36 o ALLIANCEBERNSTEIN BALANCED SHARES


to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the


ALLIANCEBERNSTEIN BALANCED SHARES o 37


Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.


38 o ALLIANCEBERNSTEIN BALANCED SHARES


On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Subsequent Event

On June 14, 2006, KPMG LLP ("KPMG") was selected as the Fund's independent registered public accounting firm for the 2006 fiscal year. A majority of the Fund's Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended November 30, 2005 and the year ended November 30, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.


ALLIANCEBERNSTEIN BALANCED SHARES o 39


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Class A
                             ----------------------------------------------------------------------------------------------
                              Six Months
                                 Ended                Year Ended           August 1,
                                May 31,              November 30,           2003 to           Year Ended July 31,
                                 2006       ----------------------------   November   -------------------------------------
                             (unaudited)          2005          2004      30, 2003(a)      2003       2002(b)      2001
                            -------------   ---------------  -----------  ----------  ------------  ----------  -----------
Net asset value,
  beginning of period          $17.60             $16.81       $15.13       $14.54       $13.26       $15.96       $15.53

Income From Investment
  Operations
Net investment income(c)          .16                .28          .31(d)       .09          .28          .35          .39
Net realized and
  unrealized gain (loss)
  on investment
  transactions                    .06                .81         1.61          .58         1.32        (2.35)        1.16
Net increase (decrease)
  in net asset value from
  operations                      .22               1.09         1.92          .67         1.60        (2.00)        1.55

Less: Dividends and
  Distributions
Dividends from net
  investment income              (.15)              (.30)        (.24)        (.08)        (.29)        (.34)        (.38)
Distributions from
  net realized gain
  on investment
  transactions                   (.94)                -0-          -0-          -0-          -0-        (.36)        (.74)
Tax return of capital              -0-                -0-          -0-          -0-        (.03)          -0-          -0-
Total dividends and
  distributions                 (1.09)              (.30)        (.24)        (.08)        (.32)        (.70)       (1.12)
Net asset value,
  end of period                $16.73             $17.60       $16.81       $15.13       $14.54       $13.26       $15.96

Total Return
Total investment
  return based on
  net asset value(e)             1.28%              6.55%       12.78%        4.62%       12.29%      (12.91)%      10.42%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)            $908,776           $935,414     $788,685     $587,685     $525,637     $384,212     $282,874
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements                .97%(f)(g)(h)     1.04%         .97%        1.07%(f)     1.12%        1.10%        1.17%
  Expenses, before
    waivers/
    reimbursements                .97%(f)(g)(h)     1.04%        1.00%        1.07%(f)     1.12%        1.10%        1.17%
  Net investment
    income                       1.84%(f)(g)        1.64%        1.93%(d)     1.84%(f)     2.04%        2.36%        2.46%
Portfolio turnover rate            20%                57%          58%          29%          62%          79%          63%

See footnote summary on page 47.


40 o ALLIANCEBERNSTEIN BALANCED SHARES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class B
                             ----------------------------------------------------------------------------------------------
                              Six Months
                                 Ended                Year Ended           August 1,
                                May 31,              November 30,           2003 to           Year Ended July 31,
                                 2006       ----------------------------   November   -------------------------------------
                             (unaudited)          2005          2004      30, 2003(a)      2003       2002(b)      2001
                            -------------   ---------------  -----------  ----------  ------------  ----------  -----------
Net asset value,
  beginning of period          $16.74             $16.00       $14.41       $13.87       $12.68       $15.31       $14.96

Income From Investment
  Operations
Net investment income(c)          .09                .15          .19(d)       .05          .17          .23          .26
Net realized and
  unrealized gain (loss)
  on investment
  transactions                    .05                .78         1.53          .55         1.26        (2.25)        1.12
Net increase (decrease)
  in net asset value
  from operations                 .14                .93         1.72          .60         1.43        (2.02)        1.38

Less: Dividends and
  Distributions
Dividends from net
  investment income              (.09)              (.19)        (.13)        (.06)        (.22)        (.25)        (.29)
Distributions from net
  realized gain on
  investment
  transactions                   (.94)                -0-          -0-          -0-          -0-        (.36)        (.74)
Tax return of capital              -0-                -0-          -0-          -0-        (.02)          -0-          -0-
Total dividends and
  distributions                 (1.03)              (.19)        (.13)        (.06)        (.24)        (.61)       (1.03)
Net asset value,
  end of period                $15.85             $16.74       $16.00       $14.41       $13.87       $12.68       $15.31

Total Return
Total investment return
  based on net asset
  value(e)                        .85%              5.82%       11.97%        4.33%       11.44%      (13.53)%       9.63%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)            $503,078           $571,214     $590,890     $534,752     $488,365     $385,868     $277,138
Ratio to average net
  assets of:
  Expenses net of
    waivers/
    reimbursements               1.70%(f)(g)(h)     1.76%        1.70%        1.81%(f)     1.86%        1.84%        1.93%
  Expenses, before
    waivers/
    reimbursements               1.70%(f)(g)(h)     1.76%        1.73%        1.81%(f)     1.86%        1.84%        1.93%
  Net investment
    income                       1.10%(f)(g)         .90%        1.22%(d)     1.14%(f)     1.30%        1.61%        1.70%
Portfolio turnover rate            20%                57%          58%          29%          62%          79%          63%


See footnote summary on page 47.


ALLIANCEBERNSTEIN BALANCED SHARES o 41


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class C
                             ----------------------------------------------------------------------------------------------
                              Six Months
                                 Ended                Year Ended           August 1,
                                May 31,              November 30,           2003 to           Year Ended July 31,
                                 2006       ----------------------------   November   -------------------------------------
                             (unaudited)          2005          2004      30, 2003(a)      2003       2002(b)      2001
                            -------------   ---------------  -----------  ----------  ------------  ----------  -----------
Net asset value,
  beginning of period          $16.80             $16.06       $14.47       $13.92       $12.72       $15.36       $15.01

Income From Investment
  Operations
Net investment income(c)          .09                .15          .19(d)       .05          .17          .23          .26
Net realized and
  unrealized gain (loss)
  on investment
  transactions                    .06                .78         1.53          .56         1.27        (2.26)        1.12
Net increase (decrease)
  in net asset value from
  operations                      .15                .93         1.72          .61         1.44        (2.03)        1.38

Less: Dividends and
  Distributions
Dividends from net
  investment income              (.09)              (.19)        (.13)        (.06)        (.22)        (.25)        (.29)
Distributions from net
  realized gain on
  investment
  transactions                   (.94)                -0-          -0-          -0-          -0-        (.36)        (.74)
Tax return of capital              -0-                -0-          -0-          -0-        (.02)          -0-          -0-
Total dividends and
  distributions                 (1.03)              (.19)        (.13)        (.06)        (.24)        (.61)       (1.03)
Net asset value,
  end of period                $15.92             $16.80       $16.06       $14.47       $13.92       $12.72       $15.36

Total Return
Total investment return
  based on net asset
  value(e)                        .90%              5.80%       11.92%        4.39%       11.49%      (13.55)%       9.59%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)            $169,044           $181,746     $174,040     $162,243     $150,188     $131,761     $109,592
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements               1.70%(f)(g(h)      1.76%        1.69%        1.80%(f)     1.85%        1.84%        1.93%
  Expenses, before
    waivers/
    reimbursements               1.70%(f)(g)(h)     1.76%        1.73%        1.80%(f)     1.85%        1.84%        1.93%
  Net investment
    income                       1.11%(f)(g)         .91%        1.23%(d)     1.15%(f)     1.32%        1.61%        1.71%
Portfolio turnover rate            20%                57%          58%          29%          62%          79%          63%


See footnote summary on page 47.


42 o ALLIANCEBERNSTEIN BALANCED SHARES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Advisor Class
                             ----------------------------------------------------------------------------------------------
                              Six Months
                                 Ended                Year Ended           August 1,
                                May 31,              November 30,           2003 to           Year Ended July 31,
                                 2006       ----------------------------   November   -------------------------------------
                             (unaudited)          2005          2004      30, 2003(a)      2003       2002(b)      2001
                            -------------   ---------------  -----------  ----------  ------------  ----------  -----------
Net asset value,
  beginning of period          $17.64             $16.84       $15.16       $14.56       $13.28       $15.98       $15.54

Income From Investment
  Operations
Net investment income(c)          .18                .33          .35(d)       .10          .32          .37          .44
Net realized and
  unrealized gain (loss)
  on investment
  transactions                    .06                .82         1.61          .59         1.32        (2.34)        1.16
Net increase (decrease)
  in net asset value from
  operations                      .24               1.15         1.96          .69         1.64        (1.97)        1.60

Less: Dividends and
  Distributions
Dividends from net
  investment income              (.18)              (.35)        (.28)        (.09)        (.32)        (.37)        (.42)
Distributions from net
  realized gain on
  investment
  transactions                   (.94)                -0-          -0-          -0-          -0-        (.36)        (.74)
Tax return of capital              -0-                -0-          -0-          -0-        (.04)          -0-          -0-
Total dividends and
  distributions                 (1.12)              (.35)        (.28)        (.09)        (.36)        (.73)       (1.16)
Net asset value,
  end of period                $16.76             $17.64       $16.84       $15.16       $14.56       $13.28       $15.98

Total Return
Total investment return
  based on net asset
  value(e)                       1.35%              6.89%       13.07%        4.75%       12.57%      (12.67)%      10.75%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)            $112,054           $115,873     $112,040     $107,440     $105,567     $101,017       $5,446
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements                .68%(f)(g)(h)      .74%         .67%         .78%(f)      .83%         .85%         .91%
  Expenses, before
    waivers/
    reimbursements                .68%(f)(g)(h)      .74%         .71%         .78%(f)      .83%         .85%         .91%
  Net investment
    income                       2.13%(f)(g)        1.92%        2.19%(d)     2.11%(f)     2.36%        2.79%        2.75%
Portfolio turnover rate            20%                57%          58%          29%          62%          79%          63%



See footnote summary on page 47.


ALLIANCEBERNSTEIN BALANCED SHARES o 43


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Class R
                                            -----------------------------------------------------
                                             Six Months
                                               Ended             Year Ended            November 3,
                                              May 31,            November 30,          2003(i) to
                                                2006     ----------------------------   November
                                            (unaudited)        2005         2004        30, 2003
                                            -----------  ---------------  -----------  -----------
Net asset value, beginning of period          $17.58           $16.80       $15.13       $15.09

Income From Investment Operations
Net investment income(c)                         .14              .24          .30(d)       .02
Net realized and unrealized gain on
  investment transactions                        .05              .82         1.58          .02
Net increase in net asset value from
  operations                                     .19             1.06         1.88          .04

Less: Dividends and Distributions
Dividends from net investment income            (.13)            (.28)        (.21)          -0-
Distributions from net realized gain on
investment transactions                         (.94)              -0-          -0-          -0-
Total dividends and distributions              (1.07)            (.28)        (.21)          -0-
Net asset value, end of period                $16.70           $17.58       $16.80       $15.13

Total Return
Total investment return based on net asset
  value(e)                                      1.06%            6.36%       12.52%         .27%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $2,332           $1,393         $371          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.25%(f)(g)(h)   1.33%        1.19%        1.34%(f)
  Expenses, before waivers/reimbursements       1.25%(f)(g)(h)   1.33%        1.22%        1.34%(f)
  Net investment income                         1.63%(f)(g)      1.39%        1.94%(d)     1.70%(f)
Portfolio turnover rate                           20%              57%          58%          29%


See footnote summary on page 47.


44 o ALLIANCEBERNSTEIN BALANCED SHARES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Class K
                                                     ------------------------
                                                     Six Months
                                                        Ended       March 1,
                                                       May 31,     2005(i) to
                                                        2006        November
                                                    (unaudited)     30, 2005
                                                     ----------    ----------
Net asset value, beginning of period                   $17.60        $17.34

Income From Investment Operations
Net investment income(c)                                  .73           .22
Net realized and unrealized gain (loss) on
  investment transactions                                (.51)+         .24
Net increase in net asset value from operations           .22           .46

Less: Dividends and Distributions
Dividends from net investment income                     (.16)         (.20)
Distributions from net realized gain on
  investment transactions                                (.94)           -0-
Total dividends and distributions                       (1.10)         (.20)
Net asset value, end of period                         $16.72        $17.60

Total Return
Total investment return based on net asset
  value(e)                                               1.23%         2.68%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                 $72           $10
Ratio to average net assets of:
  Expenses(f)                                             .95%(g)(h)   1.01%
  Net investment income(f)                               2.04%(g)      1.69%
Portfolio turnover rate                                    20%           57%


See footnote summary on page 47.


ALLIANCEBERNSTEIN BALANCED SHARES o 45


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Class I
                                                     -----------------------
                                                     Six Months
                                                        Ended        March 1,
                                                       May 31,     2005(i) to
                                                        2006        November
                                                    (unaudited)     30, 2005
                                                     ----------    ----------
Net asset value, beginning of period                   $17.60(h)     $17.34

Income From Investment Operations
Net investment income(c)                                  .19           .24
Net realized and unrealized gain on investment
  transactions                                            .06           .26
Net increase in net asset value from operations           .25           .50

Less: Dividends and Distributions
Dividends from net investment income                     (.19)         (.24)
Distributions from net realized gain on
  investment transactions                                (.94)           -0-
Total dividends and distributions                       (1.13)         (.24)
Net asset value, end of period                         $16.72        $17.60

Total Return
Total investment return based on net asset
  value(e)                                               1.41%         2.93%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $4,935        $4,128
Ratio to average net assets of:
  Expenses(f)                                             .63%(g)(h)    .81%
  Net investment income(f)                               2.21%(g)      2.41%
Portfolio turnover rate                                    20%           57%


See footnote summary on page 47.


46 o ALLIANCEBERNSTEIN BALANCED SHARES


(a)  The Fund changed its fiscal year end from July 31 to November 30.

(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement purposes only. For the year ended July 31, 2002, the effect of this change toClass A, Class B and Class C was to decrease net investment income by $.01 and decrease Advisor Class by $.02 per share, increase net unrealized gains and losses by $.01 for Class A, Class B and Class C; and increase Advisor Class by $.02 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A, 1.71% to 1.61% for Class B, 1.71% to 1.61% for Class C and from 2.89% to 2.79% for Advisor Class on an annualized basis. Per share, ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d)  Net of expenses waived by the Adviser and Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(h) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period show below, the net expense ratios were as follows:

                     Six Months Ended
                       May 31, 2006
                    -----------------
Class A                    .96%
Class B                   1.69%
Class C                   1.68%
Advisor Class              .67%
Class R                   1.24%
Class K                    .94%
Class I                    .61%

(i)  Commencement of distribution.

+ Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.


ALLIANCEBERNSTEIN BALANCED SHARES o 47


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin
Marshall C. Turner, Jr.(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul C. Rissman, Senior Vice President
Thomas J. Bardong, Vice President
Frank V. Caruso, Vice President
John J. Kelley, Vice President
Stephen W. Pelensky, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Fund are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Global Credit Research Team. Mr. Stephen Pelensky is the investment professional with the most significant responsibility for the day-to-day management of the equity component of the Fund's portfolio and Mr. John Kelley is the investment professional with the most significant responsibility for the day-to-day management of the debt component of the Fund's portfolio.


48 o ALLIANCEBERNSTEIN BALANCED SHARES


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN BALANCED SHARES o 49


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Balanced Shares, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services;

2.  Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Fund grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Fund.


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  Future references to the Fund do not include "AllianceBernstein."


50 o ALLIANCEBERNSTEIN BALANCED SHARES


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:(3)

                                                      Advisory Fee
                             Net Assets               Based on % of
                              02/28/06                Average Daily
Fund                         (million)                 Net Assets
-------------------------------------------------------------------------------
Balanced Shares, Inc.         $1,781.6          60 bp on 1st $200 million
                                                50 bp on next $200 million
                                                40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                               As a %
                                                             of Average
Fund                                       Amount         Daily Net Assets
-------------------------------------------------------------------------------
Balanced Shares, Inc.                      $95,041              0.01%

Set forth below are the Fund's total expense ratios for the most recently completed fiscal year:

Fund                               Expense Ratio            Fiscal Year End
-------------------------------------------------------------------------------
Balanced Shares, Inc.           Class A       1.04%           November 30
                                Class B       1.76%
                                Class C       1.76%
                                Class R       1.33%
                                Class K       1.01%
                                Class I       0.81%
                                Adv. Class    0.74%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by


(3) The Fund's fee schedule was not amended in connection with the Adviser's settlement with the NYAG in December 2003 since the Fund's fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a "Balanced" category.


ALLIANCEBERNSTEIN BALANCED SHARES o 51


the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. However, with respect to the Fund, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Fund.

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                   AVPS Portfolio                   Fee Schedule
-------------------------------------------------------------------------------
Balanced          Balanced Shares Portfolio       0.55% on first $2.5 billion
Shares, Inc.                                      0.45% on next $2.5 billion
                                                  0.40% on the balance


52 o ALLIANCEBERNSTEIN BALANCED SHARES


The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(4)

                                       Effective       Lipper
                                      Management       Group
Fund                                     Fee(5)        Median         Rank
-------------------------------------------------------------------------------
Balanced Shares, Inc.                    0.433         0.528          4/11

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe.(7) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below:

                                      Lipper     Lipper     Lipper      Lipper
                         Expense      Group      Group     Universe    Universe
Fund                    Ratio %(8)   Median %     Rank     Median %      Rank
-------------------------------------------------------------------------------
Balanced Shares, Inc.     1.049       1.048       7/11      1.216        15/77


(4) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(5) The effective management fee rate for the Fund does not reflect the aforementioned payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(6) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(8)  The total expense ratio shown is for the Fund's Class A shares.


ALLIANCEBERNSTEIN BALANCED SHARES o 53


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue


54 o ALLIANCEBERNSTEIN BALANCED SHARES


sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(9)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                        Amount Received
-------------------------------------------------------------------------------
Balanced Shares, Inc.                                            $89,483

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

                                            12b-1 Fees
Fund                                         Received         CDSC Received
-------------------------------------------------------------------------------
Balanced Shares, Inc.                       $10,199,789         $740,510

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                           ABIS Fee(10)
-------------------------------------------------------------------------------
Balanced Shares, Inc.                                          $1,119,512

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from



(9) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

(10) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


ALLIANCEBERNSTEIN BALANCED SHARES o 55


trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.


56 o ALLIANCEBERNSTEIN BALANCED SHARES


The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance ranking of the Fund(11) relative to its Lipper Performance Group(12) and Lipper Performance Universe(13) for the periods ended December 31, 2005:

Balanced Shares, Inc.                              Group          Universe
-------------------------------------------------------------------------------
1 year                                             7/11            92/137
3 year                                             2/10             18/96
5 year                                             2/10              6/83
10 year                                             1/6              5/48

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(14) versus its benchmarks:(15)

                                          Periods Ending December 31, 2005
                                              Annualized Performance
-------------------------------------------------------------------------------
                                    1         3        5        10      Since
Funds                             Year      Year     Year      Year   Inception
-------------------------------------------------------------------------------
Balanced Shares, Inc.             4.01     12.05     5.04      9.27      9.42

Russell 1000 Value Index          7.05     17.49     5.28     10.94       N/A

S&P 500 Stock Index               4.91     14.38     0.54      9.07       N/A

Lehman Brothers Government/
Credit Bond Index                 2.37      3.74     6.11      6.17       N/A

60% Russell 1000 Value Index /
40% Lehman Brothers Government/
Credit Index                      5.18     11.99     5.61      9.03       N/A

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(11)  The performance rankings are for the Class A shares of the Fund.

(12)  The Lipper Performance Group is identical to the Lipper Expense Group.

(13) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(14)  The performance returns shown are for the Class A shares of the Fund.

(15) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN BALANCED SHARES o 57


ALLIANCEBERNSTEIN BALANCED SHARES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


BAL-0152-0506


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
-----------     ----------------------

12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Balanced Shares, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: July 28, 2006

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: July 28, 2006